Dreyfus Variable Investment Fund, Growth and Income Portfolio

SEMIANNUAL REPORT June 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                    Growth and Income Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio, covering the six-month period from January 1, 1999 through June 30, 1999. Inside you'll find valuable information about how the portfolio was managed during the period, including a discussion with the portfolio manager, Douglas D. Ramos, CFA.

The past six months have been rewarding for most equity investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. Several major market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader Standard & Poor's 500 Composite Stock Price Index and the technology-laden NASDAQ Index also recorded new highs.

Beginning in April, many previously out-of-favor market sectors rallied strongly, including value-oriented stocks. At the same time, large-cap growth stocks appear to have paused in their advance. This has helped narrow the valuation gap that had developed over the past several years between the growth and value sectors of the large-cap stock market.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, Growth and Income Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999




DISCUSSION OF PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Variable Investment Fund, Growth and Income Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 1999, Dreyfus Variable Investment Fund, Growth and Income Portfolio produced a strong positive total return of 11.08%. (1) These results were comparable to the Standard & Poor's 500 Composite Stock Price Index's ("S&P 500") 12.38% total return for the same time period.(2)

We attribute this performance to the surprisingly rapid recovery of global capital markets in the wake of last summer's decline, and to the broadening of market strength that occurred during the second half of the reporting period. This broadening of market strength drove an increase in the prices of many of the value-oriented and midcap stocks in which the portfolio invests.

What is the portfolio's investment approach?

The portfolio invests primarily in mid- and large-sized companies that we believe have above-average growth potential and are attractively valued relative to the S& P 500. We generally avoid the risks associated with market timing by remaining close to fully invested.

We gauge a stock's relative value primarily by looking at its price in relation to the company's business prospects and intrinsic worth, as measured by a wide range of financial and business data. By examining each company's fundamentals, together with economic and industry trends, we typically look for factors that could trigger a rise in the stock's price, such as new competitive opportunities or internal operational improvements.

The result of our approach during the recent six-month period was a portfolio of selected stocks in a variety of investment sectors and industries, some of which showed notable strength. During the first three months of the year, when the market's positive performance was

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

led by large-cap growth stocks, the portfolio enjoyed gains from its holdings in financial companies, such as Citigroup and Chase Manhattan, and consumer-based companies, such as General Motors and Carnival Cruise Lines. Technology also proved to be a positive contributor to the portfolio's performance, with shares of companies such as Sun Microsystems and International Business Machines rising sharply in value.

During the second half of the period, investor sentiment shifted dramatically in favor of value-oriented and midcap stocks. The portfolio clearly benefited from this shift, particularly in the traditional value sectors of basic materials, with companies such as Alcoa, and capital goods, with companies such as Tyco International, exhibiting strong performance.

What other factors influenced the portfolio's performance?

We took advantage of the changing investment environment during the second half of the period by allocating some assets away from financial and consumer-based companies into basic industrial sectors. Specifically, we reduced our holdings of investment banking concerns, such as Morgan Stanley Dean Witter; auto companies, such as Ford Motor; and retailers, such as Dayton Hudson. In their place, we added to our positions of basic materials companies, such as International Paper and Dow Chemical. We also uncovered attractive investment opportunities among software companies that had suffered as a result of Y2K-related concerns about corporate spending. Stocks of some of these companies, such as Oracle, started to show signs of recovery before the end of the period, producing significant gains for the portfolio.

Of course not every company in the portfolio showed positive returns. Some stocks lagged, even among our best-performing sectors. Among technology stocks, for example, Compaq Computer performed disappointingly in the face of strong competitive pressures. The portfolio also experienced weak performance from utility stocks, which did not benefit from the mid-period shift in investment sentiment as much as most other traditional value sectors. And while the portfolio realized gains from investments in a few particularly strong performers in the utility sector, such as AT&T, others, such as Duke Energy, lost ground during the period.

What is the portfolio's current strategy?

We have adjusted our strategy in an effort to give the portfolio added flexibility to hold stocks that are moderately valued relative to the benchmark, as well as those that are undervalued. In the past, our investment discipline often led us to avoid moderately valued stocks with excellent growth potential, or to sell a stock relatively early in its growth cycle, causing the portfolio to miss out on subsequent appreciation. We believe our current strategy can better position the portfolio to meet its goals of providing investors with long-term capital growth, current income and growth of income consistent with reasonable investment risk.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)


COMMON STOCKS--98.3%                                                                    Shares                    Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES--1.4%

Fortune Brands                                                                          11,000                      455,125

McGraw-Hill Cos.                                                                        49,900                    2,691,481

Outdoor Systems                                                                         30,000                    1,095,000

Valassis Communications                                                                 58,500  (a)               2,142,562

                                                                                                                  6,384,168

CONSUMER DURABLES--3.5%

Black & Decker                                                                          57,400                    3,623,375

Delphi Automotive Systems                                                               23,064                      428,126

Ford Motor                                                                              78,000                    4,402,125

General Motors                                                                          33,000                    2,178,000

Leggett & Platt                                                                        108,900                    3,028,781

Newell Rubbermaid                                                                       47,700                    2,218,050

                                                                                                                 15,878,457

CONSUMER NON-DURABLES--4.5%

Anheuser-Busch Cos.                                                                     67,000                    4,752,812

Clorox                                                                                  23,000                    2,456,687

Kimberly-Clark                                                                          46,000                    2,622,000

PepsiCo                                                                                152,000                    5,880,500

Philip Morris Cos.                                                                     108,200                    4,348,288

                                                                                                                 20,060,287

CONSUMER SERVICES--6.5%

CBS                                                                                     60,000                    2,606,250

Carnival                                                                               111,800                    5,422,300

Cendant                                                                                382,600  (a)               7,843,300

Gannett                                                                                 61,000                    4,353,875

Hilton Hotel                                                                            81,000                    1,149,188

McDonald's                                                                             108,000                    4,461,750

Time Warner                                                                             42,300                    3,109,050

                                                                                                                 28,945,713

ELECTRONIC TECHNOLOGY--15.1%

Applied Materials                                                                       37,000  (a)               2,733,375

Boeing                                                                                  50,400                    2,227,050

Cabletron Systems                                                                       67,300  (a)                 874,900

Compaq Computer                                                                         56,000                    1,326,500

Computer Sciences                                                                       22,000  (a)               1,522,125

Ericsson (LM) Telephone, Cl. B, A.D.R.                                                  80,000                    2,635,000

General Dynamics                                                                        20,000  (a)               1,370,000



COMMON STOCKS (CONTINUED)                                                               Shares                    Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Hewlett-Packard                                                                         45,600                    4,582,800

Intel                                                                                  117,900                    7,015,050

International Business Machines                                                         78,000                   10,081,500

Lexmark International Group, Cl. A                                                      69,400  (a)               4,584,737

Lockheed Martin                                                                         32,200                    1,199,450

Motorola                                                                                37,000                    3,505,750

NCR                                                                                     51,000                    2,489,438

National Semiconductor                                                                  40,000  (a)               1,012,500

Nortel Networks                                                                         32,000                    2,778,000

Rockwell International                                                                  35,800                    2,174,850

Silicon Graphics                                                                       104,000                    1,703,000

Sun Microsystems                                                                        34,000  (a)               2,341,750

Teradyne                                                                                28,000                    2,009,000

Texas Instruments                                                                       34,000                    4,930,000

United Technologies                                                                     63,200                    4,530,650

                                                                                                                 67,627,425

ENERGY MINERALS--4.9%

Burlington Resources                                                                    19,000                      821,750

Exxon                                                                                   58,000                    4,473,250

Mobil                                                                                   29,000                    2,871,000

Royal Dutch Petroleum, A.D.R.                                                          123,000                    7,410,750

Texaco                                                                                  69,200                    4,325,000

USX-Marathon Group                                                                      64,000                    2,084,000

                                                                                                                 21,985,750

FINANCE--16.3%

American Express                                                                        12,900                    1,678,612

American General                                                                        29,100                    2,193,412

American International Group                                                            45,496                    5,325,875

Associates First Capital, Cl. A                                                         66,000                    2,924,625

Bank One                                                                                38,000                    2,263,375

BankAmerica                                                                             98,200                    7,199,288

BankBoston                                                                              52,000                    2,658,500

CIGNA                                                                                   45,700                    4,067,300

Chase Manhattan                                                                         69,000                    5,977,125

Citigroup                                                                              154,100                    7,319,750

Federal Home Loan Mortgage                                                              85,000                    4,930,000

Federal National Mortgage Association                                                   93,400                    6,386,225

                                                                                             The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                               Shares                    Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Fleet Financial Group                                                                   74,000                    3,283,750

Household International                                                                 33,700                    1,596,538

Morgan (J.P.)                                                                           17,000                    2,388,500

Morgan Stanley Dean Witter                                                              43,600                    4,469,000

Washington Mutual                                                                       31,000                    1,096,625

Wells Fargo                                                                            103,000                    4,403,250

XL Capital, Cl. A                                                                       51,900                    2,932,350

                                                                                                                 73,094,100

HEALTH SERVICES--2.6%

Columbia/HCA Healthcare                                                                277,100                    6,321,344

Wellpoint Health Networks                                                               64,300                    5,457,463

                                                                                                                 11,778,807

HEALTH TECHNOLOGY--5.6%

American Home Products                                                                  41,700                    2,397,750

Astrazeneca                                                                             57,000                    2,206,855

Becton, Dickinson & Co.                                                                 28,200                      846,000

Bristol-Myers Squibb                                                                    64,000                    4,508,000

Johnson & Johnson                                                                       49,000                    4,802,000

Merck & Co.                                                                             74,000                    5,476,000

Pharmacia & Upjohn                                                                      81,600                    4,635,900

                                                                                                                 24,872,505

INDUSTRIAL SERVICES--1.4%

Schlumberger                                                                            74,000                    4,712,875

Waste Management                                                                        31,950                    1,717,312

                                                                                                                  6,430,187

NON-ENERGY MINERALS--.5%

Alcoa                                                                                   39,000                    2,413,125

PROCESS INDUSTRIES--3.4%

Air Products & Chemicals                                                                15,900                      639,975

Dow Chemical                                                                            36,000                    4,567,500

duPont (E.I.) deNemours                                                                 34,000                    2,322,625

International Paper                                                                     41,000                    2,070,500

Lyondell Petrochemical                                                                  79,900                    1,647,938

Mead                                                                                    53,000                    2,212,750

Rohm & Haas                                                                             38,800                    1,663,550

                                                                                                                 15,124,838

COMMON STOCKS (CONTINUED)                                                               Shares                   Value ($)
---------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING--10.6%

AlliedSignal                                                                            85,000                    5,355,000

Emerson Electric                                                                        36,000                    2,263,500

General Electric                                                                       118,000                   13,334,000

Honeywell                                                                               51,000                    5,909,625

Ingersoll-Rand                                                                          25,000                    1,615,625

Masco                                                                                  169,300                    4,888,538

Tyco International                                                                     101,000                    9,569,750

Xerox                                                                                   79,000                    4,665,937

                                                                                                                 47,601,975

RETAIL TRADE--6.1%

Albertson's                                                                             68,733                    3,544,045

Dayton Hudson                                                                          102,000                    6,630,000

Federated Department Stores                                                             93,000  (a)               4,923,188

Kroger                                                                                 125,400  (a)               3,503,363

May Department Stores                                                                   97,900                    4,001,662

TJX Cos.                                                                               141,800                    4,723,712

                                                                                                                 27,325,970

TECHNOLOGY SERVICES--3.0%

BMC Software                                                                            22,000                    1,188,000

Computer Associates International                                                       42,000                    2,310,000

Compuware                                                                               75,000                    2,385,937

Electronic Data Systems                                                                 60,000                    3,393,750

Oracle                                                                                  75,000                    2,784,375

Synopsys                                                                                27,000                    1,490,063

                                                                                                                 13,552,125

TRANSPORTATION--.8%

AMR                                                                                     26,000                    1,774,500

Burlington Northern Santa Fe                                                            56,000                    1,736,000

                                                                                                                  3,510,500

UTILITIES--12.1%

AT&T                                                                                   128,500                    7,171,906

Bell Atlantic                                                                           89,000                    5,818,375

Coastal                                                                                129,400                    5,176,000

El Paso Energy                                                                          47,700                    1,678,444

Enron                                                                                   29,000                    2,370,750

GTE                                                                                    117,000                    8,862,750

MCI WorldCom                                                                            83,800  (a)               7,227,750

                                                                                             The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                               Shares                    Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Niagara Mohawk Power                                                                    47,000                      754,938

SBC Communications                                                                     122,000                    7,076,000

Sprint                                                                                  85,600                    4,520,750

Texas Utilities                                                                         84,400                    3,481,500

                                                                                                                 54,139,163

TOTAL COMMON STOCKS

   (cost $359,805,301)                                                                                          440,725,095
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                    Principal
SHORT-TERM INVESTMENTS--1.2%                                                        Amount ($)                    Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

4.49%, 8/26/1999                                                                    4,417,000                     4,118,871

4.57%, 9/23/1999                                                                    1,049,000                     1,037,863

TOTAL SHORT-TERM INVESTMENTS

   (cost $5,155,843)                                                                                              5,156,734
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $364,961,144)                                                    99.5%                  445,881,829

CASH AND RECEIVABLES (NET)                                                                 .5%                    2,239,932

NET ASSETS                                                                              100.0%                  448,121,761

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF FINANCIAL FUTURES




June 30, 1999 (Unaudited)

                                                       Market Value                      Unrealized
                                                         Covered by                     Appreciation
                                            Contracts  Contracts ($)  Expiration        at 6/30/99 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                            16    5,526,800   September '99             159,550

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           364,961,144   445,881,829

Cash                                                                     62,608

Receivable for investment securities sold                             5,030,175

Receivable for shares of Beneficial Interest subscribed                 516,481

Dividends receivable                                                    432,676

Receivable for futures variation margin                                 100,000

Net unrealized appreciation on forward currency
   exchange contracts--Note 4(a)                                        47,351

Prepaid expenses                                                         3,787

                                                                   452,074,907
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           275,801

Payable for investment securities purchased                           2,958,935

Payable for shares of Beneficial Interest redeemed                      709,468

Accrued expenses                                                          8,942

                                                                      3,953,146
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      448,121,761
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     352,767,328

Accumulated undistributed investment income--net                        337,126

Accumulated net realized gain (loss) on investments                  13,889,721

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions
   (including $159,550 net unrealized appreciation on
   financial futures)--Note 4(b)                                     81,127,586
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      448,121,761
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest
   authorized)                                                       17,906,224

NET ASSET VALUE, offering and redemption price per share ($)              25.03

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $25,006 foreign taxes withheld at source)     2,989,574

Interest                                                               532,264

TOTAL INCOME                                                         3,521,838

EXPENSES:

Investment advisory fee--Note 3(a)                                   1,589,485

Custodian fees--Note 3(a)                                               25,246

Prospectus and shareholders' reports                                    15,874

Professional fees                                                       15,864

Trustees' fees and expenses--Note 3(b)                                   2,929

Shareholder servicing costs                                              2,299

Loan commitment fees--Note 2                                               716

Miscellaneous                                                            9,529

TOTAL EXPENSES                                                       1,661,942

INVESTMENT INCOME--NET                                               1,859,896
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             23,294,777

Net realized gain (loss) on forward currency exchange contracts        109,129

Net realized gain (loss) on financial futures                        4,196,741

NET REALIZED GAIN (LOSS)                                            27,600,647

Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions [including ($1,151,950)
   net unrealized (depreciation) on financial futures]              15,921,718

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              43,522,365

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                45,382,261

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                             Six Months Ended

                                                June 30, 1999         Year Ended
                                                  (Unaudited)  December 31, 1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              1,859,896      4,016,926

Net realized gain (loss) on investments            27,600,647    (12,202,953)

Net unrealized appreciation (depreciation)
   on investments                                  15,921,718     51,292,044

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                       45,382,261     43,106,017
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                             (1,856,538)    (3,885,893)

Net realized gain on investments                           --     (7,167,070)

TOTAL DIVIDENDS                                    (1,856,538)   (11,052,963)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                      16,834,556     98,659,399

Dividends reinvested                                1,856,536     11,052,963

Cost of shares redeemed                           (44,796,905)   (80,895,666)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS               (26,105,813)    28,816,696

TOTAL INCREASE (DECREASE) IN NET ASSETS            17,419,910     60,869,750
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                               430,701,851    369,832,101

END OF PERIOD                                     448,121,761    430,701,851

Undistributed investment income--net                  337,126        333,768
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                           722,067      4,575,277

Shares issued for dividends reinvested                 78,886        497,056

Shares redeemed                                   (1,928,948)    (3,835,536)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (1,127,995)      1,236,797

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

-------------------------------------------------------------------------------


                                         Six Months
                                            Ended
                                         June 30,
                                            1999                              Year Ended December 31,
                                                               --------------------------------------------------------
                                       (Unaudited)         1998         1997           1996          1995         1994(a)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,

   beginning of period                      22.63         20.78         19.55          18.33         11.98         12.50

Investment Operations:

Investment income--net                        .10(b)        .21           .28            .36           .28           .28

Net realized and unrealized
   gain (loss) on investments                2.40          2.23          2.79           3.43          7.07          (.43)

Total from Investment Operations             2.50          2.44          3.07           3.79          7.35          (.15)

Distributions:

Dividends from investment

   income--net                               (.10)         (.20)         (.28)          (.35)         (.27)         (.28)

Dividends from net realized gain
   on investments                              --          (.39)        (1.56)         (2.22)         (.73)         (.09)

Total Distributions                          (.10)         (.59)        (1.84)         (2.57)        (1.00)         (.37)

Net asset value, end of period              25.03         22.63         20.78          19.55         18.33         11.98
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                            11.08(c)      11.81         16.21          20.75         61.89         (1.22)(c)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                 .39(c)       .78            .80            .83           .92            .22(c)

Ratio of net investment income

   to average net assets                      .43(c)      1.00           1.37           1.96          2.21           2.25(c)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                     --           --             --            --            .03           1.28(c)

Portfolio Turnover Rate                     63.03(c)    126.18         180.73          237.44       255.42         237.09(c)
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                            448,122      430,702        369,832         225,935       71,161          1,040

(A)  FROM MAY 2, 1994 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1994.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company, currently offering thirteen series, including the Growth and Income Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a non-diversified series. The portfolio's investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $2,673 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d)  Dividends  to shareholders: Dividends are recorded on the ex-dividend date.
The portfolio declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio

                                             The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $11,768,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1999, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for provid ing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 1999, the portfolio was charged $127 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 1999, the portfolio was charged $25,246 pursuant to the custody agreement.

(b) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended June 30, 1999, amounted to $271,449,175 and $254,786,004, respectively.

The following summarizes open forward currency exchange contracts at June 30, 1999:



                                                                 FOREIGN                                                 UNREALIZED
                                                                CURRENCY                                               APPRECIATION
FORWARD CURRENCY EXCHANGE CONTRACTS                              AMOUNTS  PROCEEDS ($)  VALUE ($)                               ($)
------------------------------------------------------------------------------------------------------------------------------------
SALES:

British Pounds,
    expiring 7/15/99                                           1,319,265  2,128,898  2,081,547                               47,351

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract

                                                             The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 1999 are set forth in the Statement of Financial Futures.

(b) At June 30, 1999, accumulated net unrealized appreciation on investments, financial futures and forward currency exchange contracts was $81,127,586, consisting of $85,442,944 gross unrealized appreciation and $4,315,358 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Variable Investment Fund,

                        Growth and Income Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109



To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144 Attn: Institutional Servicing

(c) 1999 Dreyfus Service Corporation                                  108SA996